UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): May 18, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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




Item No. 5     Press release dated 18 May, 2004 - Holding(s) in Company





    The company has received the following announcement:

       Goldman Sachs International
       Peterborough Court
       133 Fleet Street
       London EC4A 2BB


17 May 2004


Ms Mary Skelley (Company Secretary)
Marconi Corp. Plc
34 Grosvenor Square
London W1K 2HD

Fax No: 020 7493 1974


Dear Sir/Madam


UK COMPANIES ACT 1985 - SECTIONS 198-203 - Marconi Corp Plc (the "Company")


This notification relates to issued common stock of the Company ("shares") and is given in fulfilment of the obligations imposed by sections 198 to 203 of the Companies Act 1985 (the "Act").

It has come to our attention that at close of business on 14 May 2004, The Goldman Sachs Group, Inc no longer had a disclosable interest in shares.

Please do not hesitate to contact me should you have any questions.


Yours faithfully,

Joanna Bates
For and on behalf of
The Goldman Sachs Group, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date:May 18, 2004